Gemcorp Commodities

Alternative Products Fund	Statement of Investments

September 30, 2025 (Unaudited)

Corporate Bonds - 40.52%	Shares/Par	Coupon Rate	Maturity Date	Market Value
Great Britain - 2.93%
Mining - 2.93%
Anglo American Capital PLC(a)	1,000,000	5.75%	04/05/2034	$1,051,410
United States - 16.77%
Agriculture - 5.54%
Archer-Daniels-Midland Co.	1,000,000	2.50%	08/11/2026	987,006
Cargill, Inc.(a)	1,000,000	4.50%	06/24/2026	1,003,186
Oil&Gas - 2.78%
Exxon Mobil Corp.	1,000,000	3.043%	03/01/2026	996,016
Fluor Corp.	1,000,000	4.25%	09/15/2028	990,373
Chemicals - 2.78%
Mosaic Co.	1,000,000	4.05%	11/15/2027	997,558
Mining - 2.91%
Newmont Corp. / Newcrest Finance Pty. Ltd.	1,000,000	5.35%	03/15/2034	1,044,553
Australia - 2.79%
Mining - 2.79%
BHP Billiton Finance USA, Ltd.	1,000,000	4.875%	02/27/2026	1,002,408
Canada - 7.81%
Oil&Gas - 7.81%
Saturn Oil & Gas, Inc.(a)	1,890,000	9.625%	06/15/2029	1,958,002
Gran Tierra Energy, Inc.(b)	1,000,000	9.50%	10/15/2029	843,841
Peru - 5.81%
Mining - 5.81%
Volcan Cia Minera SAA(a)	2,010,000	8.75%	01/24/2030	2,085,846
Brazil - 4.41%
Iron/Steel - 4.41%
Samarco Mineracao SA(b)	1,580,438	9.50%	06/30/2031	1,583,846
Total Corporate Bonds (Cost $14,419,441)				$14,544,045

Gemcorp Commodities

Alternative Products Fund	Statement of Investments

September 30, 2025 (Unaudited)

		Coupon	Maturity
Bank Loan - 14.64%	Shares/Par	Rate	Date	Market Value
- 14.64%
Gramtruk Investment Holdings, LP TL	5,000,000	14.50%	05/24/2029	$5,000,000
ALP CFO 2025, L.P. Class C Notes	254,072	12.65%	10/23/2025	254,072
Total Bank Loan (Cost $5,254,072)				$5,254,072
Government Bond - 39.76%
Brazil - 2.26%
Sovereign - 2.26%
Brazilian Government International Bond	1,000,000	5.00%	01/27/2045	$811,096
Colombia - 2.78%
Sovereign - 2.78%
Colombia Government International Bond	1,000,000	4.50%	01/28/2026	997,645
United States - 20.05%
Sovereign - 20.05%
United States Treasury Bill(c)	3,700,000	4.121%	10/02/2025	3,699,588
United States Treasury Bill(c)	3,500,000	4.048%	10/09/2025	3,496,867
Kenya - 2.51%
Sovereign - 2.51%
Republic of Kenya Government International Bond(b)	1,000,000	8.25%	02/28/2048	902,006
Angola - 12.16%
Sovereign - 12.16%
Avenir Issuer III Ireland DAC	3,227,377	6.00%	03/22/2027	3,140,251
Avenir Issuer IV Ireland DAC	1,272,980	6.00%	10/25/2027	1,225,485
Total Government Bond (Cost $14,191,817)				$14,272,938

Total Investments - 94.92% (Cost $33,865,330)				$34,071,055

Other Asset in Excess of
Liabilities - 5.08%				1,823,734
Net Assets - 100.00%				$35,894,789

Gemcorp Commodities

Alternative Products Fund	Statement of Investments

September 30, 2025 (Unaudited)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,060,710, which represents approximately 14.10% of net assets as of September 30, 2025.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2025, the market value of those securities was $4,367,427, representing 12.17% of net assets.
(c)	Rate is effective yield as of September 30, 2025.

Gemcorp Commodities

Alternative Products Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

1. Organization

The Gemcorp Commodities Alternative Products Fund (the “Fund”) is a closed-end management investment company that operates as an interval fund and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Delaware statutory trust on February 16, 2024. Gemcorp Capital Advisors LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is diversified, which means that under the Investment Company Act, it is limited in the percentage of its assets that it may invest in any single issuer of securities. No holder of Shares (each, a “Shareholder” and collectively, “Shareholders”) will have the right to require the Fund to redeem its Shares. In addition, no public market exists for the Shares and the Fund does not expect any trading market to develop for Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund intends to offer two separate classes of shares of beneficial interest designated as Class I and Class U (the “Class I Shares” and “Class U Shares,” respectively). Class U is active but not currently funded.

Only Class I Shares have been issued as of the date of the accompanying financial statements. Class I Shares and Class U Shares are subject to different fees and expenses. In the future, other classes of Shares may be offered.

The Fund’s investment objective is to provide risk-adjusted returns across various types of market cycles (i.e., periods of positive and negative macro trends in the markets), by investing in a globally diversified portfolio of liquid and illiquid instruments, securities, derivatives and supply chain financings that are commodity-related or commodity-linked, as applicable. The Fund may also utilize physical commodities as collateral for loan transactions or part of supply chain financing transactions. The Fund seeks to achieve its investment objective by (1) providing exposure to asset classes that require specialized expertise (commodities); (2) sourcing differentiated investments through proprietary research and an understanding of the commodities markets; (3) focusing on risk management; and (4) allocating capital opportunistically among different investment strategies within the commodities space based on the Adviser’s assessment of opportunities and their relative value.

Gemcorp Commodities

Alternative Products Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes), directly or indirectly, in commodity-related and commodity-linked instruments, securities, derivatives, supply chain financings and physical gold.

The Fund will endeavor to allocate its investments in credit and equity investments across any number of the following strategies:

(a) commodity-linked credit, which broadly includes syndicated loans and bonds, first lien loans, second lien loans, unitranche loans, mezzanine debt and credit derivatives (including swaps) made in respect of companies for which a primary or material focus is the production, distribution or sale of commodities (“Commodity- Related Companies”) and countries where at least 50% of a given country’s share of allocated merchandise exports results from commodities as defined by the United Nations Conference on Trade and Development or enterprises owned by such countries (“Commodity-Related Sovereigns”);

(b) commodity-linked equities, which include common and preferred equity, limited partnership interests in commodity-related vehicles and private investments in public equity (“PIPES”) and equity derivatives made in respect of Commodity-Related Companies and Commodity-Related Sovereigns;

(c) supply chain financing (trade finance, physical commodity financings and procurement financings);

(d) exposure to physical commodities through long and short derivative positions; and

(e) physical gold.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Gemcorp Commodities

Alternative Products Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price)

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

Gemcorp Commodities

Alternative Products Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loan	$–	$–	$5,254,072	$5,254,072
Corporate Bond	–	9,110,245	–	9,110,245
Corporate Bonds	–	5,433,800	–	5,433,800
Government Bond	–	14,272,938	–	14,272,938
Total	$–	$28,816,983	$5,254,072	$34,071,055

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Gemcorp Commodities

Alternative Products Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote

Segment Reporting

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is a party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the investment manager is deemed to be the Chief Operating Decision Maker.